                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this post-effective amendment No. 1 on Form S-8 to the registration statement on Form S-4 (File
No. 333-46129) of our report dated September 30, 1997, on our audits of the consolidated financial statements of Chesapeake Energy Corporation as of June 30, 1997 and 1996 and for the years then ended. We also consent to the references to our firm under the caption "Experts".




                                        COOPERS & LYBRAND L.L.P.


Oklahoma City, Oklahoma
March 24, 1998